FIRST AMENDMENT TO CREDIT AGREEMENT
and
PROMISSORY NOTE

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND PROMISSORY NOTE (the "Amendment"), dated as of February 10, 2005, by and among ADAMS GOLF, INC., a Delaware corporation; ADAMS GOLF HOLDING CORP, a Delaware corporation; ADAMS GOLF GP CORP, a Delaware corporation; ADAMS GOLF, LTD., a Texas limited partnership; ADAMS GOLF IP, LP, a Delaware limited partnership; and ADAMS GOLF MANAGEMENT CORP, a Delaware corporation (the "Borrowers"), and BANK OF TEXAS, N.A. ("Lender").

RECITALS

A.  Borrowers and Lender entered into that certain Credit Agreement dated as of February 13, 2004 (the "Credit Agreement").

B.  In connection with the Credit Agreement, Borrower executed and delivered to Lender that certain Promissory Note dated February 13, 2004, in the original principal amount of $2,000,000 (the "Note").

C.  Borrowers and Lender desire to amend the Credit Agreement and the Note as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

ARTICLE II

Amendments

Section 2.1 Amendment to Definition of "Termination Date" in the Credit Agreement. The definition of "Termination Date" contained in Article 1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

""Termination Date" means April 13, 2005, unless sooner terminated pursuant to Section 6.2."

Section 2.2 Amendment to Note. The fourth paragraph of the Note beginning with "The principal" and ending with "in full" is hereby amended and restated in its entirety as follows:

The principal of this Note is due and payable on April 13, 2005. Accrued interest hereunder is due and payable in quarterly installments as it accrues on May 13, 2004, August 13, 2004, November 13, 2004, February 13, 2005 and April 13, 2005, on which date the unpaid principal and all accrued unpaid interest thereon shall be due and payable in full.

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ARTICLE III

Conditions Precedent

Section 3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Lender:

(a)  Lender shall have received this Amendment duly executed by Borrowers;

(b)  The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and in each other Loan Document shall be true and correct in all material respects as of the date hereof, as if made on the date hereof (except to the extent such representation or warranty relates specifically to an earlier date); and

(c)  No Event of Default shall have occurred and be continuing and no default shall exist under the Credit Agreement or any other Loan Document.

ARTICLE IV

Ratifications, Representations and Warranties

Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrowers and Lender agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.2 Representations and Warranties. Each Borrower hereby represents and warrants to Lender as follows:

(a)  The execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrowers and do not and will not conflict with or violate any provision of any applicable laws, rules, regulations or decrees, the articles of incorporation or bylaws of the Borrowers or any agreement, document, judgment, license, order or permit applicable to or binding upon the Borrowers or their respective assets. No consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

(b)  The representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c)  Borrowers are in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents; and

(d)  Borrowers have not amended their articles of incorporation or bylaws or any other organizational documents since the date of the execution of the Credit Agreement.

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ARTICLE V

Miscellaneous

Section 5.1 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement and any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection therewith and with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 5.2 Reference to Credit Agreement and Note. Each of the Loan Documents, including the Credit Agreement and the Note and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement and the Note, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement and the Note shall mean a reference to the Credit Agreement and the Note, as amended hereby.

Section 5.3 Expenses of Lender. As provided in the Credit Agreement, each Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, and any other Loan Document, including, without limitation, the reasonable costs and fees of Lender's legal counsel.

Section 5.4 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE LENDER, ITS PREDECESSORS, AGENTS, ATTORNEYS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWERS MAY NOW OR HEREAFTER HAVE AGAINST THE LENDER, ITS PREDECESSORS, AGENTS, ATTORNEYS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

Section 5.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

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Section 5.6 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns, except the Borrowers may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 5.8 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of an executed original counterpart and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of this Amendment.

Section 5.9 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.10 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.11 FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE NOTE, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, Borrowers and the Lender have caused this Amendment to be executed on the date first written above by their duly authorized officers.

LENDER:
LENDER:

BANK OF TEXAS, N.A., a national banking association

By:	/s/ ERIC L. KRAFT
Name: ERIC L. KRAFT
Title: Vice President

BORROWERS:

ADAMS GOLF, INC., a Delaware corporation

By:	/s/ ERIC LOGAN
Name: Eric Logan
Title: Chief Financial Officer

ADAMS GOLF HOLDING COPR., a delaware corporation

By:	/s/ ERIC LOGAN
Name: Eric Logal
Title: Vice President

ADAMS GOLF GP CORP., a Delaware corporation

By:	/s/ ERIC LOGAN
Name: Eric Logan
Title: President

ADAMS GOLF, LTD., a Texas limited partnership

By: Adams Golf GP Corp, a Delaware corporation, its sole General Partner

By:	/s/ ERIC LOGAN
Name: Eric Logan
Title: President

FIRST AMENDMENT TO CREDIT AGREEMENT - Signature Page

ADAMS GOLF IP LP, a Delaware corporation

By: Adams Golf IP LP, a Delaware corporation, its sole General Partner

By:	/s/ ERIC LOGAN
Name: Eric Logan
Title: President

ADAMS GOLF MANAGEMENT CORP., a Delaware corporation

By:	/S/ ERIC LOGAN
Name: Eric Logan
Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT - Signature Page